LEE FINANCIAL MUTUAL FUND, INC.

HAWAII MUNICIPAL FUND

Investor Class – Ticker: SURFX

SUPPLEMENT DATED NOVEMBER 29, 2023

TO THE PROSPECTUS DATED FEBRUARY 1, 2023

At a special meeting of shareholders of the Hawaii Municipal Fund (the “Fund”) held on November 28, 2023, shareholders of the Fund approved an Agreement and Plan of Reorganization by and among Lee Financial Mutual Fund, Inc. (the “Corporation”), on behalf of the Fund, and Bishop Street Funds (the “Acquiring Trust”), a Massachusetts voluntary association (commonly known as a business trust), on behalf of its series, the Hawaii Municipal Bond Fund (the “Acquiring Fund”) providing for (a) the acquisition of all of the assets of the Fund by the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Fund and Class A Shares of the Acquiring Fund; (b) the pro rata distribution of such shares to the shareholders of Investor Class Shares of the Fund; and (c) the liquidation and termination of the Fund. The transfers contemplated by the Agreement are referred to herein as the “Reorganization.”

The Reorganization is expected to close on or about December 4, 2023. The closing of the Reorganization is subject to the satisfaction of the closing conditions set forth in the Agreement.

In anticipation of the Reorganization, the last day for Fund purchases and/or redemptions will be November 30, 2023.

Please retain this Prospectus Supplement with your Prospectus and Statement of Additional Information for future reference.